Exhibit 99.4

Baxter International Inc.
Synovis and Baxter:
Saving and Sustaining Lives - Together
December 13, 2011
Baxter Confidential - For Internal Use Only

Our Discussion Today
 • An Introduction to Baxter
 • Our Common Values
 • Strategic Fit
 • What Happens Next
 • Discussion and Q&A
Baxter Confidential - For Internal Use Only

Trust,
Mutual Respect,
High Communication
and a Spirit of Cooperation
What Synovis Stands For…
Baxter Confidential - For Internal Use Only

What Baxter Stands For…
Saving and Sustaining Lives Worldwide
Baxter Confidential - For Internal Use Only

Introducing Baxter
Baxter is a global, diversified healthcare company applying innovative science to develop specialty therapeutics and medical products that save and sustain patients’ lives.
Every day, our products and services help treat thousands of people around the world with some of the most complex medical conditions — like hemophilia, immune disorders, end-stage kidney disease, or challenging surgical procedures.
Baxter Confidential - For Internal Use Only

Global Healthcare Company
 • Approximately 48,000
 employees in more than
 60 countries
 • Manufacturing facilities in
 27 countries
 • Products sold in more
 than 100 countries
 • More than half of sales
 and earnings come from
 outside the United States
Baxter is an international company with a strong global brand and broad geographic reach:
Baxter Confidential - For Internal Use Only

At Baxter…
• Recognized and trusted worldwide
• A preferred partner in improving the quality of and access to healthcare
• An innovator in science and technology
• Committed to quality and excellence
• Focused on sustained financial strength
• A rewarding place to work and develop
• A socially responsible member of our communities
…We aspire to build a truly great company by being:
Baxter Confidential - For Internal Use Only

Baxter - 80 Years Strong
 • Strong values-based culture; based in Midwest
 • Significant R&D investment
 • Passionate team with significant depth of talent
 and expertise
 • Extensive global presence and network
 • Global brand equity that is highly respected
 throughout the industry
 • Significant global capabilities in manufacturing,
 distribution and direct selling
 • Strong patient and customer relationships
 • Solid scientific and technological expertise
Baxter Confidential - For Internal Use Only

Diversified Portfolio and Expertise
 • Diversified healthcare model provides
 competitive advantage and enhances
 company’s ability to innovate
 • Broad portfolio of medical devices,
 biotechnology and pharmaceutical products
 and therapies
 • Diverse technology platforms across the
 organization are leveraged to create unique
 products to address unmet medical needs
 • Core technical competencies include drug
 delivery, medical plastics, protein
 development and manufacturing, separation
 and purification, and sterilization
BioScience
Medical Products
Baxter Confidential - For Internal Use Only

BioScience Business
2010 Sales: $5.7 billion
Baxter has been working in specialty biologic therapies for 80 years, and is a market leader in the areas of blood-based disorders for hemophilia and biotherapeutics for immune deficiencies and other conditions. Baxter’s BioScience franchises:
•Hemophilia
•BioTherapeutics
•BioSurgery
•Vaccines
Baxter Confidential - For Internal Use Only

BioScience Business Product Offerings
BioScience produces
recombinant and plasma-based
therapies that are used to treat:
 • Hemophilia and other bleeding
 disorders
 • Immune disorders
 • Hypoalbuminemia and
 hypovolemia
 • Alpha-1 antitrypsin deficiency
 • Vaccines for seasonal and
 pandemic influenza, tick-borne
 encephalitis, and meningococcal
 C meningitis
BioScience also produces:
Baxter Confidential - For Internal Use Only

BioScience’s Mission is Built Upon our Strengths as an Organization
We deliver innovative specialty therapies through strong,
global brands that improve patients’ lives
Baxter Confidential - For Internal Use Only

BioSurgery Franchise - Key Products
FLOSEAL
Gelfoam Plus
TISSEEL
Hemostasis
(stop bleeding)
Tissue
Sealing
Tissue
Fixation
COSEAL
ACTIFUSE
ARTISS
Tissue
Healing
TACHOSIL
Baxter Confidential - For Internal Use Only

Baxter BioSurgery
 • Strong growth and global presence
 • Commercial expertise
 • Investing for the future
Baxter Confidential - For Internal Use Only

Synovis Strengths
 • Synovis has a solid business with 26-year track
 record
 • Synovis’ deep insights in biological material
 technology and surgical medical devices
 • Synovis’ product mix is complementary to
 Baxter’s commercial product line and technical
 capabilities in the BioSurgery space
Baxter Confidential - For Internal Use Only

Questions?
Baxter Confidential - For Internal Use Only

Proxy Information
  In connection with the proposed acquisition and required shareholder approval, Synovis will file with the U.S.
 Securities and Exchange Commission (SEC) a proxy statement. The proxy statement will be mailed to the shareholders of Synovis. Synovis’ shareholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the acquisition and Synovis.
 Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Synovis by going to Synovis’ Investor Information page on its corporate website at www.synovislife.com.

 Synovis and its officers and directors may be deemed to be participants in the solicitation of proxies from Synovis’
 shareholders with respect to the acquisition. Information about Synovis’ executive officers and directors and their ownership of Synovis stock is set forth in the proxy statement for the Synovis 2011 Annual Meeting of Shareholders,
 which was filed with the SEC on January 18, 2011.  Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Synovis and its executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the merger, which will be filed with the SEC.

 In addition, Baxter and its officers and directors may be deemed to have participated in the solicitation of proxies from
 Synovis’ shareholders in favor of the approval of the merger.  Information concerning Baxter’s directors and executive officers is set forth in the proxy statement for the Baxter 2011 Annual Meeting of Stockholders, which was filed with the SEC on March 18, 2011, and other reports filed with the SEC. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to the Reports & Financials page of the Investors tab on Baxter’s corporate website at www.baxter.com.

Baxter Confidential - For Internal Use Only

Safe Harbor
 This material includes forward-looking statements concerning a definitive agreement between Baxter
 International Inc. and Synovis Life Technologies, Inc. pursuant to which Baxter will acquire Synovis, including expectations with respect to the closing of the transaction and its financial impact on
 Baxter.  The statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: the result of the review of the proposed transactions by various regulatory agencies, and any conditions imposed on the companies in connection with consummation of the transactions described herein; approval of the merger by the shareholders of Synovis; satisfaction of various other conditions to the closing of the transactions described herein; and other risks identified in Baxter’s and Synovis's respective reports filed with the SEC, including Baxter's annual report on Form 10-K for the year ended December 31, 2010 and Synovis's annual report on Form 10-K for the year ended
 October 31, 2010.  Neither Baxter nor Synovis undertakes to update its forward-looking statements.
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